UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:     811-22392

Cohen & Steers Preferred Securities and Income Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:     (212) 832-3232

Date of fiscal year end:     December 31

Date of reporting period:     June 30, 2023

Item 1. Reports to Stockholders.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2023. The total returns for Cohen & Steers Preferred Securities and Income Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2023
Cohen & Steers Preferred Securities and Income Fund:
Class A	–1.56%
Class C	–1.81%
Class F	–1.39%
Class I	–1.42%
Class R	–1.55%
Class Z	–1.30%
ICE BofA Fixed Rate Preferred Securities Index(a)	4.60%
Blended Benchmark(a)	1.16%
S&P 500 Index(a)	16.89%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Performance quoted does not reflect the deduction of the maximum 3.75% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund makes regular monthly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

(a)	For benchmark descriptions, see page 6.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Market Review

The six months ended June 30, 2023 were generally favorable for financial markets. Economic growth was largely better than expected, and previous worries about central banks’ aggressive monetary policy tightening gradually gave way to a more optimistic outlook as inflation appeared to slow in most markets (except for the U.K.). Short-term interest rates continued to rise, marking the steepest rate-hiking cycle in more than 40 years. However, as inflation pressures eased throughout the year, it was anticipated that the Federal Reserve and the European Central Bank would wrap up their rate hiking sometime in the second half of 2023. Despite occasional volatility, intermediate- and longer-term U.S. Treasury bond yields ended the period slightly lower than their initial levels.

Overall, fixed income asset classes demonstrated mostly positive total returns in the period; credit-sensitive fixed-income categories and securities with longer durations generally outperformed. Preferred securities experienced significant volatility. Following a strong performance in January, preferreds faced intense selling pressure in the first quarter due to solvency concerns in the banking sector (the predominant issuers of preferred securities). However, most segments of the preferreds market recovered in the second quarter as the economic outlook improved and banking sector concerns eased. Nonetheless, there was a notable divergence in performance within the preferreds market, with exchange-traded securities generating a healthy 6.8% total return while contingent capital securities (CoCos), primarily issued by European banks, returned –7.9% (with the complete write-down of Credit Suisse CoCos weighing heavily on the index returns).

Fund Performance

The portfolio had a negative total return in the period and underperformed its blended benchmark.

In the U.S., the sudden collapse of Silicon Valley Bank (SVB) and Signature Bank in March raised concerns about contagion risk. These banks had a preponderance of uninsured deposits and/or substantial exposure to depositors in the technology sector that faced significant cash flow challenges. Unable to raise capital amid substantial deposit outflows, the banks required regulatory intervention. On May 1, First Republic Bank was placed into receivership despite a previous injection of $30 billion from a group of larger banks; its assets were sold to JPMorgan Chase.

Financial regulators took swift action to mitigate contagion risk within the U.S. banking industry. The Fed established an emergency loan program, accepting as collateral U.S. Treasuries and certain other high-quality securities at their par value—even if the securities had been marked down. The Fed and other central banks also assured that funding would remain readily available in the global banking system. The FDIC announced full guarantees for depositors in the banks that failed, even above the usual $250,000 threshold. Liquidity concerns continued to ease amid healthy first-quarter earnings releases, among other reports indicating stabilizing deposit funding. Asset quality remained strong by historical standards, although banks did increase reserves in preparation for higher capital requirements and macro uncertainty, given recent events. The Fund’s security selection and underweight in U.S. bank preferreds detracted from relative performance during the period, partly due to out-of-benchmark investments in several issues from Silicon Valley Bank.

In Europe, struggling Credit Suisse was acquired by rival UBS in March. In brokering the deal, the Swiss government took the unusual step of completely writing down the nominal value ($17 billion) of all Credit Suisse Additional Tier 1 (AT1) bonds (CoCos), which added significant pressure to the CoCos

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

and broader preferred securities market. Subsequently, lawsuits have been filed since the AT1 bonds were written down before the common equity, and a secondary market for ownership claims has emerged, potentially allowing for a partial recovery of the preferreds’ value.

Credit Suisse was an outlier among European banks; although it appeared to be on the mend, the company had made material management missteps in recent years that left it weakened and unprofitable. Other European banks do not face the same vulnerabilities as Credit Suisse. Overall, the sector displays the best profitability dynamics seen in years. Moreover, bank loans in Europe tend to be floating rate and/or shorter duration, enabling alignment with deposit yields. As well, European bank deposits tend to be more stable, and the money market fund industry is less developed. Additionally, regulators in Europe reassured the markets that their actions, in circumstances similar to those faced by Credit Suisse, would follow where “common equity instruments are the first ones to absorb losses, and only after their full use would Additional Tier 1 capital be required to be written down.” The Fund’s security selection in non-U.S. banks contributed to relative performance. However, an overweight allocation in the sector partially offset the positive effect of non-U.S. bank security selection.

The insurance sector performed well during the period. Property & casualty insurance companies experienced significant premium growth due to the recovering economy, while life insurers benefited from the declining impact of the Covid pandemic. However, the Fund’s security selection within the sector detracted from relative performance, largely due to a pair of thinly traded, out-of-benchmark issues from annuity provider SBL Holdings that came under pressure for no clear reason. An underweight allocation in the well-performing finance sector also modestly hindered relative performance.

The pipeline sector outperformed as company cash flows improved, supported by recovering demand and high crude oil and refined product prices. The portfolio’s overweight in pipelines contributed to relative performance.

Utilities, a capital-intensive sector, benefited from declining long-term interest rates, strong earnings results, and increased investor focus on balance sheet quality. The Fund’s overweight allocation in the sector aided relative performance. However, the positive effect of the overweight was partially offset by adverse security selection in the sector. Real estate also responded favorably to lower rates, as well as the improved economic outlook. However, the Fund’s security selection in real estate hindered relative performance, partly due to having no exposure to certain high-quality, low-coupon issues from Public Storage that rose meaningfully.

Telecommunications services performed well, aided by overall operational health in the sector. The Fund’s overweight in the telecommunications services sector modestly contributed to relative performance, thanks to healthy returns on several out-of-index securities from U.S. and European service providers. The Fund’s decision not to invest in the capital goods sector, represented in the index by a poorly performing floating-rate security from Stanley Black & Decker, also modestly contributed to relative returns.

Impact of Derivatives on Fund Performance

The Fund used interest rate swaps with the intention of managing interest-rate risk. The Fund also used total return swaps with the intention of managing credit risk. The swaps did not have a material effect on the Fund’s total return for the six-month period ended June 30, 2023.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

The Fund invested in European equity index options with the intention of managing volatility in certain European holdings. The equity index options did not have a material effect on the Fund’s total return for the six months ended June 30, 2023.

The Fund used forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. The currency forwards detracted from the Fund’s total return for the six months ended June 30, 2023.

Sincerely,

WILLIAM F. SCAPELL Portfolio Manager	ELAINE ZAHARIS-NIKAS Portfolio Manager

JERRY DOROST

Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2023

	Class A Shares		Class C Shares		Class F Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	–5.01	%(a)	–2.87	%(b)	—	—	—	—
1 Year (without sales charge)	–1.31%		–1.88%		–0.96%	–1.02%	–1.37%	–0.88%
5 Years (with sales charge)	0.79	%(a)	0.91	%`	—	—	—	—
5 Years (without sales charge)	1.56%		0.91%		1.91%	1.85%	1.41%	1.93%
10 Years (with sales charge)	3.45	%(a)	3.18%		—	—	—	—
10 Years (without sales charge)	3.85%		3.18%		—	4.17%	—	—
Since Inception (with sales charge)(c)	5.23	%(a)	4.85%		—	—	—	—
Since Inception (without sales charge)(c)	5.54%		4.85%		2.23%	5.87%	2.99%	3.52%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the May 1, 2023 prospectus were as follows: Class A—1.12% and 1.12%; Class C—1.77% and 1.77%; Class F—0.77% and 0.77%; Class I—0.84% and 0.84%; Class R—1.27% and 1.27%; and Class Z—0.77% and 0.77%. Through June 30, 2025, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses incurred so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.20% for Class A shares, 1.85% for Class C shares, 0.85% for Class F shares, 0.85% for Class I shares, 1.35% for Class R shares and 0.85% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

(a)	Reflects a 3.75% front-end sales charge.
(b)	Reflects a contingent deferred sales charge of 1.00%.
(c)	Inception date of May 3, 2010 for Class A, C and I shares, April 3, 2017 for Class F shares and October 1, 2014 for Class R and Z shares.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Benchmark Descriptions

The blended benchmark consists of 55% ICE BofA U.S. IG Institutional Capital Securities Index, 20% ICE BofA Core Fixed Rate Preferred Securities Index, and 25% Bloomberg Developed Market USD Contingent Capital Index.

The ICE BofA Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. The ICE BofA U.S. IG Institutional Capital Securities Index tracks the performance of U.S. dollar denominated investment grade hybrid capital corporate and preferred securities publicly issued in the U.S. domestic market. The ICE BofA Core Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar denominated preferred securities issued in the U.S. domestic market, excluding $1,000 par securities. The Bloomberg Developed Market USD Contingent Capital Index includes hybrid capital securities in developed markets with explicit equity conversion or write down loss absorption mechanisms that are based on an issuer’s regulatory capital ratio or other explicit solvency-based triggers. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

The comparative indexes are not adjusted to reflect expenses or other fees that the U.S. Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund’s benchmarks do not include below-investment-grade securities. The Fund’s performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2023—June 30, 2023.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period(a) January 1, 2023— June 30, 2023
Class A
Actual (–1.56% return)	$1,000.00	$984.40	$5.61
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.14	$5.71

Class C
Actual (–1.81% return)	$1,000.00	$981.90	$8.80
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.92	$8.95

Class F
Actual (–1.39% return)	$1,000.00	$986.10	$3.89
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.88	$3.96

Class I
Actual (–1.42% return)	$1,000.00	$985.80	$4.19
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.58	$4.26

Class R
Actual (–1.55% return)	$1,000.00	$984.50	$6.35
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.40	$6.46

Class Z
Actual (–1.30% return)	$1,000.00	$987.00	$3.89
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.88	$3.96

(a)

Expenses are equal to the Fund’s Class A, Class C, Class F, Class I, Class R and Class Z annualized net expense ratios of 1.14%, 1.79%, 0.79%, 0.85%, 1.29% and 0.79%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

June 30, 2023 Top Ten Holdings(a) (Unaudited)

Security	Value	% of Net Assets

Wells Fargo & Co., 3.90%, Series BB	$158,474,372	2.1
BP Capital Markets PLC, 4.875% (United Kingdom)	106,922,029	1.4
Charles Schwab Corp./The, 4.00%, Series I	100,356,432	1.4
BNP Paribas SA, 7.75% (France)	95,390,320	1.3
Emera, Inc., 6.75%, due 6/15/76, Series 16-A (Canada)	89,901,247	1.2
Citigroup, Inc., 3.875%	88,506,600	1.2
Barclays PLC, 8.00% (United Kingdom)	79,167,995	1.1
MetLife Capital Trust IV, 7.875%, due 12/15/37, (TruPS)	77,202,995	1.0
Bank of America Corp., 6.10%, Series AA	76,590,682	1.0
Transcanada Trust, 5.50%, due 9/15/79 (Canada)	69,448,100	0.9

(a)

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown(b)

(Based on Net Assets)

(Unaudited)

(b)	Excludes derivative instruments.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2023 (Unaudited)

		Shares	Value
EXCHANGE-TRADED FUNDS—PREFERREDS	0.2%
Invesco Preferred ETF		660,128	$7,505,655
iShares Preferred & Income Securities ETF		254,912	7,884,428

TOTAL EXCHANGE-TRADED FUNDS (Identified cost—$14,804,200)			15,390,083

PREFERRED SECURITIES—EXCHANGE-TRADED	14.4%
BANKING	4.1%
Bank of America Corp., 5.875%, Series HH(a)		250,336	6,175,789
Bank of America Corp., 5.375%, Series KK(a)		150,000	3,450,000
Bank of America Corp., 5.00%, Series LL(a)		259,170	5,647,314
Bank of America Corp., 4.375%, Series NN(a)		1,533,796	29,234,152
Bank of America Corp., 4.125%, Series PP(a)		772,274	14,148,060
Bank of America Corp., 4.25%, Series QQ(a)		1,067,316	19,958,809
Bank of America Corp., 4.75%, Series SS(a)		434,422	8,936,061
JPMorgan Chase & Co., 4.55%, Series JJ(a)		847,232	16,995,474
JPMorgan Chase & Co., 4.625%, Series LL(a)		679,507	13,916,303
Morgan Stanley, 6.375% to 10/15/24, Series I(a)		805,902	19,776,835
Morgan Stanley, 5.85% to 4/15/27, Series K(a)		452,760	10,644,388
Morgan Stanley, 4.25%, Series O(a)		888,608	16,528,109
Morgan Stanley, 6.50%, Series P(a)		248,021	6,438,625
Regions Financial Corp., 5.70% to 5/15/29, Series C(a)(b)		890,869	18,218,271
Wells Fargo & Co., 4.70%, Series AA(a)		1,966,309	36,258,738
Wells Fargo & Co., 4.375%, Series CC(a)		1,444,062	25,213,322
Wells Fargo & Co., 4.25%, Series DD(a)		633,938	10,814,982
Wells Fargo & Co., 4.75%, Series Z(a)		2,045,990	38,955,650

			301,310,882

CONSUMER STAPLE PRODUCTS	0.5%
CHS, Inc., 7.10% to 3/31/24, Series 2(a)(b)		453,736	11,493,133
CHS, Inc., 6.75% to 9/30/24, Series 3(a)(b)		394,867	9,970,391
CHS, Inc., 7.50%, Series 4(a)		608,072	15,986,213

			37,449,737

FINANCIAL SERVICES	0.6%
Apollo Asset Management, Inc., 6.375%, Series B(a)		623,216	14,171,932
Brookfield Finance, Inc., 4.625%, due 10/16/80, Series 50 (Canada)		1,177,946	19,318,314
Carlyle Finance LLC, 4.625%, due 5/15/61		491,494	8,910,786
KKR Group Finance Co. IX LLC, 4.625%, due 4/1/61		283,506	5,083,263

			47,484,295

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Shares	Value
INDUSTRIAL SERVICES	0.3%
WESCO International, Inc., 10.625% to 6/22/25, Series A(a)(b)		839,584	$22,433,684

INSURANCE	4.1%
AEGON Funding Co. LLC, 5.10%, due 12/15/49 (Netherlands)		661,943	14,039,811
Allstate Corp./The, 7.375%(a)		1,043,265	27,886,473
American International Group, Inc., 5.85%, Series A(a)		14,380	346,414
Arch Capital Group Ltd., 5.45%, Series F(a)		767,416	17,343,602
Arch Capital Group Ltd., 4.55%, Series G(a)		1,047,377	19,963,006
Athene Holding Ltd., 6.35% to 6/30/29, Series A(a)(b)		695,502	14,605,542
Athene Holding Ltd., 6.375% to 6/30/25, Series C(a)(b)		853,080	19,936,480
Athene Holding Ltd., 4.875%, Series D(a)		1,138,678	18,560,451
Athene Holding Ltd., 7.75% to 12/30/27, Series E(a)(b)		1,164,824	27,839,294
Axis Capital Holdings Ltd., 5.50%, Series E(a)		212,629	4,363,147
Brighthouse Financial, Inc., 5.375%, Series C(a)		648,137	10,810,925
Enstar Group Ltd., 7.00% to 9/1/28, Series D(a)(b)		836,216	19,074,087
Equitable Holdings, Inc., 5.25%, Series A(a)		847,720	16,945,923
Equitable Holdings, Inc., 4.30%, Series C(a)		159,538	2,571,753
Kemper Corp., 5.875% to 3/15/27, due 3/15/62(b)		130,147	2,277,572
Lincoln National Corp., 9.00%, Series D(a)		891,430	23,961,638
MetLife, Inc., 5.625%, Series E(a)		152,337	3,765,771
MetLife, Inc., 4.75%, Series F(a)		179,739	3,810,467
Prudential Financial, Inc., 5.95%, due 9/1/62		269,864	6,778,984
Reinsurance Group of America, Inc., 7.125% to 10/15/27, due 10/15/52(b)		1,102,200	28,062,012
RenaissanceRe Holdings Ltd., 5.75%, Series F (Bermuda)(a)		15,910	361,952
RenaissanceRe Holdings Ltd., 4.20%, Series G (Bermuda)(a)		545,141	9,758,024
W R Berkley Corp., 4.125%, due 3/30/61		649,523	12,483,832

			305,547,160

PIPELINES	0.7%
Energy Transfer LP, 7.625% to 8/15/23, Series D(a)(b)		420,678	10,626,326
Energy Transfer LP, 7.60% to 5/15/24, Series E(a)(b)		1,828,564	44,580,391

			55,206,717

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Shares	Value
REAL ESTATE	0.9%
Brookfield Property Partners LP, 5.75%, Series A(a)		1,147,096	$15,772,570
Brookfield Property Partners LP, 6.375%, Series A2(a)		527,135	7,174,307
Brookfield Property Preferred LP, 6.25%, due 7/26/81		338,377	5,278,681
DigitalBridge Group, Inc., 7.15%, Series I(a)		379,517	7,988,833
Hudson Pacific Properties, Inc., 4.75%, Series C(a)		600,590	5,621,523
Public Storage, 4.625%, Series L(a)		340,000	7,490,200
SITE Centers Corp., 6.375%, Class A(a)		289,337	6,952,768
Sunstone Hotel Investors, Inc., 6.125%, Series H(a)		161,792	3,269,816
Vornado Realty Trust, 5.25%, Series N(a)		327,231	4,901,921

			64,450,619

TELECOMMUNICATIONS	0.9%
AT&T, Inc., 5.35%, due 11/1/66		240,367	5,768,808
Telephone and Data Systems, Inc., 6.00%, Series VV(a)		1,413,720	19,424,513
United States Cellular Corp., 5.50%, due 3/1/70		550,473	8,036,906
United States Cellular Corp., 5.50%, due 6/1/70		707,997	10,265,956
United States Cellular Corp., 6.25%, due 9/1/69		1,335,836	22,375,253

			65,871,436

UTILITIES	2.3%
Algonquin Power & Utilities Corp., 6.875% to 10/17/23, due 10/17/78 (Canada)(b)		543,826	13,824,057
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)(b)		855,601	20,423,196
BIP Bermuda Holdings I Ltd., 5.125% (Canada)(a)		105,842	1,841,651
Brookfield BRP Holdings Canada, Inc., 4.625% (Canada)(a)		780,677	12,162,948
Brookfield BRP Holdings Canada, Inc., 4.875% (Canada)(a)		319,319	5,345,400
Brookfield Infrastructure Finance ULC, 5.00%, due 5/24/81 (Canada)		778,449	14,432,445
Brookfield Infrastructure Partners LP, 5.125%, Series 13 (Canada)(a)		693,931	13,198,568
Brookfield Renewable Partners LP, 5.25%, Series 17 (Canada)(a)		205,812	4,110,066
CMS Energy Corp., 5.875%, due 10/15/78		456,419	10,940,363
CMS Energy Corp., 5.875%, due 3/1/79		489,521	11,919,836
NiSource, Inc., 6.50% to 3/15/24, Series B(a)(b)		484,680	12,209,089

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Shares	Value
SCE Trust V, 5.45% to 3/15/26, Series K (TruPS)(a)(b)		751,251	$16,737,872
SCE Trust VI, 5.00% (TruPS)(a)		1,199,703	23,682,137
Sempra, 5.75%, due 7/1/79		354,763	8,549,788

			169,377,416

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$1,229,950,558)			1,069,131,946

		Principal Amount
PREFERRED SECURITIES—OVER-THE-COUNTER	81.7%
BANKING	50.2%
Abanca Corp. Bancaria SA, 6.00% to 1/20/26 (Spain)(a)(b)(c)(d)		$23,000,000	21,739,548
AIB Group PLC, 6.25% to 6/23/25 (Ireland)(a)(b)(c)(d)		21,600,000	22,316,502
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)(a)(b)(d)		40,000,000	37,608,000
Banco BPM SpA, 7.00% to 4/12/27 (Italy)(a)(b)(c)(d)		8,400,000	8,301,162
Banco de Sabadell SA, 5.75% to 3/15/26 (Spain)(a)(b)(c)(d)		9,000,000	8,289,985
Banco de Sabadell SA, 9.375% to 7/18/28 (Spain)(a)(b)(c)(d)		25,400,000	26,965,455
Banco Mercantil del Norte SA/Grand Cayman, 6.625% to 1/24/32 (Mexico)(a)(b)(d)(e)		25,190,000	19,497,060
Banco Santander SA, 4.75% to 11/12/26 (Spain)(a)(b)(d)		23,600,000	18,118,405
Bank of America Corp., 6.10% to 3/17/25, Series AA(a)(b)		77,053,000	76,590,682
Bank of America Corp., 8.05%, due 6/15/27, Series B		3,000,000	3,243,021
Bank of America Corp., 5.875% to 3/15/28, Series FF(a)(b)		39,452,000	36,197,210
Bank of America Corp., 4.375% to 1/27/27, Series RR(a)(b)		27,219,000	23,279,050
Bank of America Corp., 6.125% to 4/27/27, Series TT(a)(b)		16,303,000	15,971,234
Bank of America Corp., 6.25% to 9/5/24, Series X(a)(b)		58,416,000	57,831,840
Bank of America Corp., 6.50% to 10/23/24, Series Z(a)(b)		25,443,000	25,435,876
Bank of Ireland Group PLC, 6.00% to 9/1/25 (Ireland)(a)(b)(c)(d)		21,340,000	22,093,728

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

	Principal Amount	Value
Bank of Ireland Group PLC, 7.50% to 5/19/25 (Ireland)(a)(b)(c)(d)	$28,200,000	$30,239,343
Bank of New York Mellon Corp./The, 4.625% to 9/20/26, Series F(a)(b)	7,503,000	6,658,913
Bank of New York Mellon Corp./The, 3.70% to 3/20/26, Series H(a)(b)	4,000,000	3,546,000
Bank of New York Mellon Corp./The, 3.75% to 12/20/26, Series I(a)(b)	7,540,000	6,211,075
Bank of Nova Scotia/The, 4.90% to 6/4/25 (Canada)(a)(b)	49,695,000	47,039,796
Bank of Nova Scotia/The, 8.625% to 10/27/27, due 10/27/82 (Canada)(b)	12,250,000	12,766,195
Barclays Bank PLC, 6.278% to 12/15/34 (United Kingdom)(a)(b)	27,520,000	26,784,957
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)(a)(b)(d)	56,270,000	49,390,992
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)(a)(b)(d)	11,400,000	13,167,010
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(a)(b)(d)	33,190,000	31,444,206
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)(a)(b)(d)	88,367,000	79,167,995
Barclays PLC, 8.875% to 9/15/27 (United Kingdom)(a)(b)(c)(d)	38,115,000	44,677,792
Barclays PLC, 9.25% to 9/15/28 (United Kingdom)(a)(b)(d)	5,200,000	5,981,801
BNP Paribas SA, 4.625% to 2/25/31 (France)(a)(b)(d)(e)	22,800,000	16,330,500
BNP Paribas SA, 4.625% to 1/12/27 (France)(a)(b)(d)(e)	32,100,000	25,420,003
BNP Paribas SA, 7.00% to 8/16/28 (France)(a)(b)(d)(e)	25,300,000	22,710,967
BNP Paribas SA, 7.375% to 8/19/25 (France)(a)(b)(d)(e)	25,642,000	24,925,900
BNP Paribas SA, 7.375% to 6/11/30 (France)(a)(b)(c)(d)	3,600,000	3,817,975
BNP Paribas SA, 7.75% to 8/16/29 (France)(a)(b)(d)(e)	98,300,000	95,390,320
BNP Paribas SA, 9.25% to 11/17/27 (France)(a)(b)(d)(e)	29,800,000	30,786,761
CaixaBank SA, 5.875% to 10/9/27 (Spain)(a)(b)(c)(d)	10,000,000	9,790,490
CaixaBank SA, 6.75% to 6/13/24 (Spain)(a)(b)(c)(d)	12,000,000	12,710,620
CaixaBank SA, 8.25% to 3/13/29 (Spain)(a)(b)(c)(d)	29,200,000	30,807,586
Charles Schwab Corp./The, 5.375% to 6/1/25, Series G(a)(b)	45,577,000	43,786,735

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

	Principal Amount		Value
Charles Schwab Corp./The, 4.00% to 12/1/30, Series H(a)(b)	$83,915,000		$61,341,860
Charles Schwab Corp./The, 4.00% to 6/1/26, Series I(a)(b)	123,288,000		100,356,432
Citigroup Capital III, 7.625%, due 12/1/36 (TruPS)	4,800,000		4,989,446
Citigroup, Inc., 3.875% to 2/18/26(a)(b)	105,365,000		88,506,600
Citigroup, Inc., 7.375% to 5/15/28(a)(b)	31,360,000		31,208,073
Citigroup, Inc., 5.95% to 5/15/25, Series P(a)(b)	68,907,000		66,169,880
Citigroup, Inc., 6.25% to 8/15/26, Series T(a)(b)	29,004,000		28,613,316
Citigroup, Inc., 4.00% to 12/10/25, Series W(a)(b)	29,634,000		25,374,113
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series F(a)(b)	10,141,000		8,922,137
CoBank ACB, 6.20% to 1/1/25, Series H(a)(b)	53,600	†	5,112,100
CoBank ACB, 6.25% to 10/1/26, Series I(a)(b)	38,329,000		36,014,312
CoBank ACB, 6.45% to 10/1/27, Series K(a)(b)	30,070,000		27,889,925
Commerzbank AG, 7.00% to 4/9/25 (Germany)(a)(b)(c)(d)	28,200,000		25,792,481
Credit Agricole SA, 4.75% to 3/23/29 (France)(a)(b)(d)(e)	35,337,000		28,181,258
Credit Agricole SA, 6.875% to 9/23/24 (France)(a)(b)(d)(e)	26,837,000		25,928,836
Credit Agricole SA, 8.125% to 12/23/25 (France)(a)(b)(d)(e)	15,700,000		15,788,313
Credit Agricole SA, 7.25% to 9/23/28, Series EMTN (France)(a)(b)(c)(d)	13,100,000		14,245,122
Credit Suisse Group AG, 5.25%, Claim (Switzerland)(a)(b)(d)(e)(f)(g)	7,740,000		327,633
Credit Suisse Group AG, 6.375%, Claim (Switzerland)(a)(b)(d)(e)(f)(g)	37,700,000		1,595,833
Credit Suisse Group AG, 7.25%, Claim (Switzerland)(a)(b)(d)(e)(f)(g)	23,912,000		1,012,190
Credit Suisse Group AG, 7.50%, Claim (Switzerland)(a)(b)(d)(e)(f)(g)	70,101,000		2,967,361
Danske Bank A/S, 7.00% to 6/26/25 (Denmark)(a)(b)(c)(d)	11,200,000		10,573,304
Deutsche Bank AG/New York NY,7.079% to 11/10/32, due 2/10/34 (Germany)(b)	8,400,000		7,773,828
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(a)(b)(d)	37,000,000		32,833,800
Deutsche Bank AG, 10.00% to 12/1/27 (Germany)(a)(b)(c)(d)	32,800,000		35,567,890
Deutsche Bank AG, 6.00% to 10/30/25, Series 2020 (Germany)(a)(b)(d)	45,200,000		36,291,080

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

	Principal Amount	Value
Dresdner Funding Trust I, 8.151%, due 6/30/31 (TruPS)(e)	$16,213,945	$17,342,841
Farm Credit Bank of Texas, 5.70% to 9/15/25, Series 4(a)(b)(e)	38,550,000	36,044,250
Goldman Sachs Capital I, 6.345%, due 2/15/34 (TruPS)	29,412,000	29,497,445
Goldman Sachs Group, Inc./The, 3.80% to 5/10/26, Series T(a)(b)	16,103,000	12,906,555
Goldman Sachs Group, Inc./The, 3.65% to 8/10/26, Series U(a)(b)	8,132,000	6,306,365
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30 (United Kingdom)(a)(b)(e)	40,650,000	50,370,835
HSBC Holdings PLC, 4.60% to 12/17/30 (United Kingdom)(a)(b)(d)	31,432,000	24,006,190
HSBC Holdings PLC, 5.875% to 9/28/26 (United Kingdom)(a)(b)(d)	9,650,000	10,717,123
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)(a)(b)(d)	21,134,000	20,268,034
HSBC Holdings PLC, 6.50%, due 9/15/37 (United Kingdom)	8,000,000	8,386,551
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)(a)(b)(d)	18,237,000	16,472,335
HSBC Holdings PLC, 6.547% to 6/20/33, due 6/20/34 (United Kingdom)(b)	16,000,000	15,947,687
HSBC Holdings PLC, 8.00% to 3/7/28 (United Kingdom)(a)(b)(d)	39,735,000	39,546,455
Huntington Bancshares, Inc./OH., 5.625% to 7/15/30, Series F(a)(b)	8,409,000	7,556,428
Huntington Bancshares, Inc./OH., 4.45% to 10/15/27, Series G(a)(b)	35,586,000	28,989,957
Iccrea Banca SpA, 4.75% to 10/18/26, due 1/18/32, Series EMTN (Italy)(b)(c)	11,300,000	10,650,845
ING Groep N.V., 4.25% to 5/16/31, Series NC10 (Netherlands)(a)(b)(d)	29,092,000	19,427,698
ING Groep N.V., 4.875% to 5/16/29 (Netherlands)(a)(b)(c)(d)	29,700,000	23,082,602
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)(a)(b)(d)	69,500,000	61,436,644
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)(a)(b)(d)	37,196,000	34,744,784

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

	Principal Amount	Value
ING Groep N.V., 6.75% to 4/16/24 (Netherlands)(a)(b)(c)(d)	$7,311,000	$6,991,144
ING Groep N.V., 7.50% to 5/16/28 (Netherlands)(a)(b)(c)(d)	42,700,000	39,308,553
Intesa Sanpaolo SpA, 7.70% to 9/17/25 (Italy)(a)(b)(d)(e)	60,730,000	57,162,112
Intesa Sanpaolo SpA, 5.50% to 3/1/28, Series EMTN (Italy)(a)(b)(c)(d)	2,000,000	1,828,893
Intesa Sanpaolo SpA, 5.875% to 9/1/31, Series EMTN (Italy)(a)(b)(c)(d)	19,850,000	17,288,623
JPMorgan Chase & Co., 4.60% to 2/1/25, Series HH(a)(b)	4,680,000	4,375,800
JPMorgan Chase & Co., 3.65% to 6/1/26, Series KK(a)(b)	33,187,000	29,292,506
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(a)(b)	21,603,000	21,672,670
JPMorgan Chase & Co., 6.125% to 4/30/24, Series U(a)(b)	3,119,000	3,112,773
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(a)(b)	50,950,000	50,864,659
Julius Baer Group Ltd., 6.875% to 6/9/27 (Switzerland)(a)(b)(c)(d)	16,800,000	14,789,678
Lloyds Banking Group PLC, 6.75% to 6/27/26 (United Kingdom)(a)(b)(d)	12,526,000	11,474,407
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(a)(b)(d)	31,840,000	30,443,816
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(a)(b)(d)	59,760,000	56,033,964
Lloyds Banking Group PLC, 8.00% to 9/27/29 (United Kingdom)(a)(b)(d)	58,000,000	53,136,700
M&T Bank Corp., 5.125% to 11/1/26, Series F(a)(b)	28,535,000	22,631,310
Natwest Group PLC, 4.60% to 6/28/31 (United Kingdom)(a)(b)(d)	9,450,000	6,567,750
Natwest Group PLC, 6.00% to 12/29/25 (United Kingdom)(a)(b)(d)	62,300,000	57,783,250
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)(a)(b)(d)	35,500,000	34,588,715
Nordea Bank Abp, 6.625% to 3/26/26 (Finland)(a)(b)(d)(e)	23,200,000	21,988,728
PNC Financial Services Group, Inc./The, 3.40% to 9/15/26, Series T(a)(b)	29,904,000	22,128,960

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

	Principal Amount	Value
PNC Financial Services Group, Inc./The, 6.00% to 5/15/27, Series U(a)(b)	$10,826,000	$9,770,465
PNC Financial Services Group, Inc./The, 6.20% to 9/15/27, Series V(a)(b)	43,587,000	40,738,590
PNC Financial Services Group, Inc./The, 6.25% to 3/15/30, Series W(a)(b)	47,530,000	42,788,883
Regions Financial Corp., 5.75% to 6/15/25, Series D(a)(b)	18,368,000	17,432,131
Skandinaviska Enskilda Banken AB, 6.875% to 6/30/27 (Sweden)(a)(b)(c)(d)	7,200,000	6,795,000
Societe Generale SA, 5.375% to 11/18/30 (France)(a)(b)(d)(e)	52,400,000	39,010,713
Societe Generale SA, 6.75% to 4/6/28 (France)(a)(b)(d)(e)	37,371,000	30,377,235
Societe Generale SA, 8.00% to 9/29/25 (France)(a)(b)(d)(e)	52,867,000	49,661,121
Societe Generale SA, 9.375% to 11/22/27 (France)(a)(b)(d)(e)	47,000,000	46,060,000
Societe Generale SA, 7.875% to 1/18/29, Series EMTN (France)(a)(b)(c)(d)	7,900,000	8,268,120
Standard Chartered PLC, 4.75% to 1/14/31 (United Kingdom)(a)(b)(d)(e)	23,498,000	17,171,751
Standard Chartered PLC, 7.75% to 8/15/27 (United Kingdom)(a)(b)(d)(e)	10,803,000	10,724,786
Swedbank AB, 7.625% to 3/17/28 (Sweden)(a)(b)(c)(d)	7,600,000	7,004,760
Toronto-Dominion Bank/The, 8.125% to 10/31/27, due 10/31/82 (Canada)(b)	48,200,000	49,085,916
Truist Financial Corp., 5.125% to 12/15/27, Series M(a)(b)	21,197,000	16,273,997
Truist Financial Corp., 4.80% to 9/1/24, Series N(a)(b)	18,982,000	16,229,610
Truist Financial Corp., 4.95% to 9/1/25, Series P(a)(b)	15,600,000	14,469,000
Truist Financial Corp., 5.10% to 3/1/30, Series Q(a)(b)	31,250,000	27,187,500
UBS Group AG, 4.375% to 2/10/31 (Switzerland)(a)(b)(d)(e)	10,600,000	7,493,563
UBS Group AG, 4.875% to 2/12/27 (Switzerland)(a)(b)(d)(e)	18,600,000	14,936,730
UBS Group AG, 5.125% to 7/29/26 (Switzerland)(a)(b)(c)(d)	11,600,000	10,132,472
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(a)(b)(c)(d)	59,442,000	54,569,599

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Principal Amount	Value
UBS Group AG, 7.00% to 2/19/25 (Switzerland)(a)(b)(c)(d)		$25,600,000	$24,426,317
UniCredit SpA, 8.00% to 6/3/24 (Italy)(a)(b)(c)(d)		32,603,000	31,979,957
US Bancorp, 5.30% to 4/15/27, Series J(a)(b)		34,895,000	28,439,425
US Bancorp, 3.70% to 1/15/27, Series N(a)(b)		9,621,000	7,161,872
Virgin Money UK PLC, 8.25% to 6/17/27 (United Kingdom)(a)(b)(c)(d)		7,800,000	8,369,189
Wells Fargo & Co., 5.95%, due 12/15/36		36,352,000	35,963,817
Wells Fargo & Co., 7.95%, due 11/15/29, Series B		5,055,000	5,545,453
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(a)(b)		179,875,000	158,474,372
Wells Fargo & Co., 5.875% to 6/15/25, Series U(a)(h)		27,535,000	27,050,335

			3,721,169,127

CONSUMER STAPLE PRODUCTS	0.2%
Land O’ Lakes, Inc., 7.00%(a)(e)		4,075,000	3,350,750
Land O’ Lakes, Inc., 7.25%(a)(e)		15,285,000	12,380,850

			15,731,600

ENERGY	1.9%
BP Capital Markets PLC, 4.375% to 6/22/25 (United Kingdom)(a)(b)		36,624,000	35,223,132
BP Capital Markets PLC, 4.875% to 3/22/30 (United Kingdom)(a)(b)		117,223,000	106,922,029

			142,145,161

FINANCIAL SERVICES	1.4%
Aircastle Ltd., 5.25% to 6/15/26,(a)(b)(e)		19,860,000	13,959,594
Ally Financial, Inc., 4.70% to 5/15/28, Series C(a)(b)		30,361,000	19,658,748
American Express Co., 3.55% to 9/15/26(a)(b)		17,084,000	14,222,430
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50(b)(e)		18,444,000	15,454,844
Ares Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51(b)(e)		23,035,000	16,845,495
Discover Financial Services, 6.125% to 6/23/25, Series D(a)(b)		6,495,000	6,205,565
ILFC E-Capital Trust II, 7.314% (30 Year CMT + 1.80%), due 12/21/65 (TruPS)(e)(h)		27,335,000	19,112,809

			105,459,485

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Principal Amount	Value
INSURANCE	12.7%
Aegon NV, 5.50% to 4/11/28, due 4/11/48 (Netherlands)(b)		$16,590,000	$15,794,676
Aegon NV, 5.625% to 4/15/29 (Netherlands)(a)(b)(c)(d)		28,509,000	27,774,174
Allianz SE, 3.50% to 11/17/25 (Germany)(a)(b)(d)(e)		38,800,000	32,125,435
Allianz SE, 5.824% to 1/25/33, due 7/25/53 (Germany)(b)(c)		2,600,000	2,918,387
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48(b)		26,344,000	25,340,794
Athora Netherlands NV, 7.00% to 6/19/25 (Netherlands)(a)(b)(c)(d)		18,970,000	19,589,222
AXA SA, 8.60%, due 12/15/30 (France)		11,367,000	13,764,175
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40(b)		8,782,000	7,016,366
Beazley Insurance DAC, 5.50%, due 9/10/29 (United Kingdom)(c)		14,373,000	13,223,160
CNP Assurances, 4.875% to 10/7/30 (France)(a)(b)(c)(d)		7,200,000	5,379,840
CNP Assurances, 5.25% to 1/18/33, due 7/18/53, Series EMTN (France)(b)(c)		12,400,000	12,985,820
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(b)		37,654,000	36,157,563
Dai-ichi Life Insurance Co., Ltd./The, 4.00% to 7/24/26 (Japan)(a)(b)(e)		34,544,000	32,257,008
Dai-ichi Life Insurance Co., Ltd./The, 5.10% to 10/28/24 (Japan)(a)(b)(e)		22,173,000	21,619,010
Enstar Finance LLC, 5.50% to 1/15/27, due 1/15/42(b)		41,780,000	31,245,591
Enstar Finance LLC, 5.75% to 9/1/25, due 9/1/40(b)		28,612,000	24,732,922
Equitable Holdings, Inc., 4.95% to 9/15/25, Series B(a)(b)		24,776,000	23,071,433
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51(b)(e)		31,430,000	22,341,109
Hartford Financial Services Group, Inc./The, 7.446% (3 Month US LIBOR + 2.125%), due 2/12/47 Series ICON(e)(h)		25,318,000	21,078,632
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41 (United Kingdom)(b)(c)		25,050,000	20,841,851
Liberty Mutual Group, Inc., 4.125% to 9/15/26, due 12/15/51(b)(e)		25,483,000	20,074,112
Lincoln National Corp., 9.25% to 12/1/27, Series C(a)(b)		13,342,000	14,043,072
MetLife Capital Trust IV, 7.875%, due 12/15/37 (TruPS)(e)		73,580,000	77,202,995

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Principal Amount	Value
MetLife, Inc., 9.25%, due 4/8/38(e)		$34,102,000	$39,581,803
MetLife, Inc., 10.75%, due 8/1/39		12,568,000	16,253,747
MetLife, Inc., 3.85% to 9/15/25, Series G(a)(b)		349,000	323,342
Nippon Life Insurance Co., 4.70% to 1/20/26, due 1/20/46 (Japan)(b)(e)		10,200,000	9,790,699
Nippon Life Insurance Co., 5.10% to 10/16/24, due 10/16/44 (Japan)(b)(e)		39,415,000	38,507,277
Phoenix Group Holdings PLC, 5.625% to 1/29/25 (United Kingdom)(a)(b)(c)(d)		16,906,000	14,943,281
Prudential Financial, Inc., 5.125% to 11/28/31, due 3/1/52(b)		33,922,000	30,718,406
Prudential Financial, Inc., 5.20% to 3/15/24, due 3/15/44(b)		25,909,000	25,651,983
Prudential Financial, Inc., 5.375% to 5/15/25, due 5/15/45(b)		24,465,000	23,834,659
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(b)		32,349,000	30,816,903
Prudential Financial, Inc., 6.75% to 12/1/32, due 3/1/53(b)		17,409,000	17,559,936
QBE Insurance Group Ltd., 5.875% to 5/12/25 (Australia)(a)(b)(e)		52,675,000	50,262,867
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)(b)(c)		22,195,000	21,180,881
Rothesay Life PLC, 4.875% to 4/13/27, Series NC6 (United Kingdom)(a)(b)(c)(d)		23,830,000	17,791,835
SBL Holdings, Inc., 6.50% to 11/13/26(a)(b)(e)		45,500,000	24,813,463
SBL Holdings, Inc., 7.00% to 5/13/25(a)(b)(e)		35,055,000	21,227,077
Swiss Re Finance Luxembourg SA, 5.00% to 4/2/29, due 4/2/49 (Switzerland)(b)(e)		18,200,000	17,458,223
Zurich Finance Ireland Designated Activity Co., 3.00% to 1/19/31, due 4/19/51, Series EMTN (Switzerland)(b)(c)		28,250,000	22,144,327

			943,438,056

PIPELINES	5.9%
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(b)		65,789,000	60,649,504
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(b)		11,727,000	11,528,912

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Principal Amount	Value
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)(b)		$21,415,000	$21,572,850
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(b)		52,104,000	48,422,003
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20-A (Canada)(b)		70,862,000	64,080,096
Enbridge, Inc., 5.50% to 7/15/27, due 7/15/77 (Canada)(b)		11,600,000	10,345,408
Energy Transfer LP, 7.125% to 5/15/30, Series G(a)(b)		30,045,000	25,550,918
Energy Transfer LP, 6.50% to 11/15/26, Series H(a)(b)		32,280,000	29,401,270
Enterprise Products Operating LLC, 8.304% (3 Month US LIBOR + 2.986%), due 8/16/77, Series D(h)		5,226,000	5,151,687
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)(b)		80,613,000	69,448,100
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)(b)		34,127,000	28,801,140
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(b)		63,956,000	60,486,387

			435,438,275

REAL ESTATE	1.4%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80 (Australia)(b)(e)		66,000,000	59,169,000
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80 (Australia)(b)(e)		49,400,000	41,753,978

			100,922,978

TELECOMMUNICATIONS	0.2%
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(b)		19,641,000	15,603,792

UTILITIES	7.8%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(b)		68,206,000	54,316,530
American Electric Power Co., Inc., 3.875% to 11/15/26, due 2/15/62(b)		32,961,000	26,343,420
CMS Energy Corp., 3.75% to 9/1/30, due 12/1/50(b)		8,504,000	6,584,647
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50(b)		21,773,000	18,773,334
Dominion Energy, Inc., 4.65% to 12/15/24, Series B(a)(b)		18,847,000	17,039,573
Dominion Energy, Inc., 4.35% to 1/15/27, Series C(a)(b)		60,458,000	51,094,360
Edison International, 5.375% to 3/15/26, Series A(a)(b)		47,926,000	42,002,346

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Principal Amount	Value
Edison International, 5.00% to 12/15/26, Series B(a)(b)		$35,790,000	$31,008,456
Electricite de France SA, 2.625% to 12/1/27 (France)(a)(b)(c)		11,800,000	10,421,645
Electricite de France SA, 2.875% to 12/15/26 (France)(a)(b)(c)		3,000,000	2,800,078
Electricite de France SA, 9.125% to 3/15/33 (France)(a)(b)(e)		20,600,000	21,176,388
Electricite de France SA, 5.00% to 1/22/26, Series EMTN (France)(a)(b)(c)		4,800,000	4,955,892
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(b)		92,612,000	89,901,247
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79(b)		17,277,000	16,067,140
Sempra, 4.125% to 1/1/27, due 4/1/52(b)		54,669,000	44,298,081
Sempra, 4.875% to 10/15/25(a)(b)		71,346,000	66,535,014
Southern California Edison Co., 9.498% (3 Month US LIBOR + 4.199%), Series E(a)(h)		15,991,000	15,980,603
Southern Co./The, 3.75% to 6/15/26, due 9/15/51, Series 21-A(b)		43,110,000	36,794,385
Southern Co./The, 4.00% to 10/15/25, due 1/15/51, Series B(b)		24,060,000	22,311,319

			578,404,458

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$6,741,339,992)			6,058,312,932

		Number of Shares
SHORT-TERM INVESTMENTS	2.5%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 5.02%(i)		94,228,553	94,228,553
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.03%(i)		94,376,000	94,376,000

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$188,604,553)			188,604,553

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$8,174,699,303)	98.8%		$7,331,439,514
OTHER ASSETS IN EXCESS OF LIABILITIES	1.2		86,748,173

NET ASSETS	100.0%		$7,418,187,687

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Receivable	Fixed Payment Frequency	Floating Rate Payable (resets monthly)(j)	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$110,000,000	3.224%	Monthly	5.060%	Monthly	12/1/32	$(2,749,258)	$—	$(2,749,258)
110,000,000	3.344%	Monthly	5.060%	Monthly	12/1/32	(1,681,762)	—	(1,681,762)
110,000,000	3.465%	Monthly	5.060%	Monthly	6/1/33	(493,712)	—	(493,712)

						$(4,924,732)	$—	$(4,924,732)

Over-the-Counter Total Return Swap Contracts

Counterparty	Notional Amount		Fixed Payable Rate	Fixed Payment Frequency	Underlying Reference Entity	Position	Maturity Date	Value	Premiums Paid	Unrealized Appreciation (Depreciation)
BNP Paribas		$63,466,058	0.25%	Monthly	BNPXCHY5 Index(k)	Short	5/15/24	$473,561	$—	$473,561
BNP Paribas	EUR	57,974,176	0.30%	Monthly	BNPXCEX5 Index(l)	Short	5/15/24	298,130	—	298,130
								$771,691	$—	$771,691

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	337,642,295	USD	360,601,971	7/5/23	$(7,833,417)
Brown Brothers Harriman	EUR	12,800,000	USD	13,764,045	7/5/23	(203,320)
Brown Brothers Harriman	GBP	78,831,229	USD	97,759,395	7/5/23	(2,356,211)
Brown Brothers Harriman	USD	382,668,969	EUR	350,442,295	7/5/23	(266,216)
Brown Brothers Harriman	USD	8,343,647	GBP	6,500,000	7/5/23	(88,652)
Brown Brothers Harriman	USD	88,111,672	GBP	69,331,229	7/5/23	(61,059)
Brown Brothers Harriman	USD	3,836,514	GBP	3,000,000	7/5/23	(26,516)
Brown Brothers Harriman	EUR	337,788,057	USD	369,327,328	8/2/23	227,986
Brown Brothers Harriman	GBP	66,491,337	USD	84,512,484	8/2/23	51,608

						$(10,555,797)

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

Glossary of Portfolio Abbreviations

CMT	Constant Maturity Treasury
EMTN	Euro Medium Term Note
ETF	Exchange-Traded Fund
EUR	Euro Currency
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
(a)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(b)	Security converts to floating rate after the indicated fixed-rate coupon period.
(c)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $790,365,128 which represents 10.7% of the net assets of the Fund, of which 0.2% are illiquid.

(d)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $2,086,468,505 or 28.1% of the net assets of the Fund.

(e)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $1,340,751,018 which represents 18.1% of the net assets of the Fund, of which 1.2% are illiquid.

(f)	Security is in default.
(g)	Non-income producing.
(h)	Variable rate. Rate shown is in effect at June 30, 2023.
(i)	Rate quoted represents the annualized seven-day yield.
(j)	Based on 1-Month SOFR. Represents rates in effect at June 30, 2023.
(k)	The index intends to track the performance of the CDX.NA HY.
(l)	The index intends to track the performance of the iTraxx Crossover CDS.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

Country Summary	% of Net Assets
United States	48.4
United Kingdom	12.8
Canada	9.9
France	7.4
Netherlands	3.5
Germany	2.3
Australia	2.3
Switzerland	2.3
Spain	2.3
Italy	1.7
Japan	1.4
Ireland	1.0
Other (includes short-term investments)	4.7

100.0

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2023 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$8,174,699,303)	$7,331,439,514
Cash	6,992,584
Cash collateral pledged for interest rate swap contracts	19,328,873
Foreign currency, at value (Identified cost—$5,937,833)	5,931,363
Receivable for:
Dividends and interest	79,869,076
Investment securities sold	30,566,916
Fund shares sold	26,413,045
Variation margin on interest rate swap contracts	591,460
Total return swap contracts, at value	771,691
Unrealized appreciation on forward foreign currency exchange contracts	279,594
Other assets	99,051

Total Assets	7,502,283,167

LIABILITIES:
Cash collateral received for total return swap contracts	410,000
Unrealized depreciation on forward foreign currency exchange contracts	10,835,391
Payable for:
Investment securities purchased	29,272,414
Fund shares redeemed	28,221,597
Dividends and distributions declared	8,587,810
Investment advisory fees	4,193,567
Shareholder servicing fees	1,225,001
Administration fees	301,787
Distribution fees	22,247
Directors’ fees	5,293
Other liabilities	1,020,373

Total Liabilities	84,095,480

NET ASSETS	$7,418,187,687

NET ASSETS consist of:
Paid-in capital	$9,364,993,737
Total distributable earnings/(accumulated loss)	(1,946,806,050)

$7,418,187,687

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

June 30, 2023 (Unaudited)

CLASS A SHARES:
NET ASSETS	$758,928,282
Shares issued and outstanding ($0.001 par value common stock outstanding)	67,627,732

Net asset value and redemption price per share	$11.22

Maximum offering price per share ($11.22 ÷ 0.9625)(a)	$11.66

CLASS C SHARES:
NET ASSETS	$288,189,014
Shares issued and outstanding ($0.001 par value common stock outstanding)	25,854,680

Net asset value and offering price per share(b)	$11.15

CLASS F SHARES:
NET ASSETS	$926,396,209
Shares issued and outstanding ($0.001 par value common stock outstanding)	82,339,756

Net asset value, offering and redemption price per share	$11.25

CLASS I SHARES:
NET ASSETS	$5,421,286,593
Shares issued and outstanding ($0.001 par value common stock outstanding)	481,780,526

Net asset value, offering and redemption price per share	$11.25

CLASS R SHARES:
NET ASSETS	$1,257,656
Shares issued and outstanding ($0.001 par value common stock outstanding)	111,894

Net asset value, offering and redemption price per share	$11.24

CLASS Z SHARES:
NET ASSETS	$22,129,933
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,965,321

Net asset value, offering and redemption price per share	$11.26

(a)	On investments of $100,000 or more, the offering price is reduced.
(b)	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2023 (Unaudited)

Investment Income:
Interest income	$200,295,448
Dividend income (net of $116,051 of foreign withholding tax)	43,379,376

Total Investment Income	243,674,824

Expenses:
Investment advisory fees	27,774,961
Distribution fees—Class A	1,064,722
Distribution fees—Class C	1,176,025
Distribution fees—Class R	3,168
Shareholder servicing fees—Class A	425,889
Shareholder servicing fees—Class C	392,008
Shareholder servicing fees—Class I	1,909,184
Administration fees	2,271,046
Transfer agent fees and expenses	480,401
Shareholder reporting expenses	216,755
Directors’ fees and expenses	176,832
Registration and filing fees	121,706
Custodian fees and expenses	62,066
Professional fees	43,091
Miscellaneous	154,240

Total Expenses	36,272,094
Reduction of Expenses (See Note 2)	(177,710)

Net Expenses	36,094,384

Net Investment Income (Loss)	207,580,440

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	(532,729,769)
Interest rate swap contracts	(202,206)
Total return swap contracts	(1,246,152)
Forward foreign currency exchange contracts	(3,573,719)
Foreign currency transactions	705,405

Net realized gain (loss)	(537,046,441)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	192,490,178
Interest rate swap contracts	(1,448,284)
Total return swap contracts	771,691
Forward foreign currency exchange contracts	(1,934,196)
Foreign currency translations	(38,495)

Net change in unrealized appreciation (depreciation)	189,840,894

Net Realized and Unrealized Gain (Loss)	(347,205,547)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(139,625,107)

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2023	For the Year Ended December 31, 2022
Change in Net Assets:
From Operations:
Net investment income (loss)	$207,580,440	$440,507,292
Net realized gain (loss)	(537,046,441)	(460,750,827)
Net change in unrealized appreciation (depreciation)	189,840,894	(1,464,148,662)

Net increase (decrease) in net assets resulting from operations	(139,625,107)	(1,484,392,197)

Distributions to Shareholders:
Class A	(23,536,762)	(49,406,792)
Class C	(7,724,990)	(16,773,702)
Class F	(32,366,943)	(70,430,733)
Class I	(164,553,349)	(355,974,981)
Class R	(34,578)	(74,664)
Class Z	(911,829)	(2,854,237)

Total distributions	(229,128,451)	(495,515,109)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	(587,600,134)	(2,497,447,968)

Total increase (decrease) in net assets	(956,353,692)	(4,477,355,274)
Net Assets:
Beginning of period	8,374,541,379	12,851,896,653

End of period	$7,418,187,687	$8,374,541,379

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Six Months Ended June 30, 2023		For the Year Ended December 31,
Per Share Operating Data:			2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.72		$14.08	$14.38	$14.26	$12.75	$14.14

Income (loss) from investment operations:

Net investment income (loss)(a)	0.29		0.52	0.49	0.54	0.59	0.59
Net realized and unrealized gain (loss)	(0.47)		(2.28)	(0.06)	0.29	1.63	(1.27)

Total from investment operations	(0.18)		(1.76)	0.43	0.83	2.22	(0.68)

Less dividends and distributions to shareholders from:

Net investment income	(0.32)		(0.58)	(0.53)	(0.56)	(0.60)	(0.65)
Net realized gain	—		(0.02)	(0.20)	(0.01)	(0.06)	(0.04)
Tax return of capital	—		—	—	(0.14)	(0.05)	(0.02)

Total dividends and distributions to shareholders	(0.32)		(0.60)	(0.73)	(0.71)	(0.71)	(0.71)

Net increase (decrease) in net asset value	(0.50)		(2.36)	(0.30)	0.12	1.51	(1.39)

Net asset value, end of period	$11.22		$11.72	$14.08	$14.38	$14.26	$12.75

Total return(b)(c)	–1.56	%(d)	–12.64%	3.08%	6.17%	17.75%	–4.96%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$758.9		$917.0	$1,215.9	$1,110.5	$888.8	$661.8

Ratios to average daily net assets:

Expenses	1.14	%(e)	1.12%	1.12%	1.14%	1.14%	1.15%

Net investment income (loss)	4.98	%(e)	4.19%	3.40%	3.89%	4.29%	4.31%

Portfolio turnover rate	29	%(d)	42%	45%	49%	47%	51%

(a)	Calculation based on average shares outstanding.
(b)	Return assumes the reinvestment of all dividends and distributions at net asset value.
(c)	Does not reflect sales charges, which would reduce return.
(d)	Not annualized.
(e)	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended June 30, 2023		For the Year Ended December 31,
Per Share Operating Data:			2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.64		$13.99	$14.29	$14.17	$12.68	$14.06

Income (loss) from investment operations:

Net investment income (loss)(a)	0.25		0.44	0.39	0.44	0.50	0.50
Net realized and unrealized gain (loss)	(0.46)		(2.27)	(0.05)	0.29	1.61	(1.26)

Total from investment operations	(0.21)		(1.83)	0.34	0.73	2.11	(0.76)

Less dividends and distributions to shareholders from:

Net investment income	(0.28)		(0.50)	(0.44)	(0.46)	(0.51)	(0.56)
Net realized gain	—		(0.02)	(0.20)	(0.01)	(0.06)	(0.04)
Tax return of capital	—		—	—	(0.14)	(0.05)	(0.02)

Total dividends and distributions to shareholders	(0.28)		(0.52)	(0.64)	(0.61)	(0.62)	(0.62)

Net increase (decrease) in net asset value	(0.49)		(2.35)	(0.30)	0.12	1.49	(1.38)

Net asset value, end of period	$11.15		$11.64	$13.99	$14.29	$14.17	$12.68

Total return(b)(c)	–1.81	%(d)	–13.23%	2.43%	5.51%	16.93%	–5.54%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$288.2		$332.7	$511.1	$561.8	$702.7	$650.9

Ratios to average daily net assets:

Expenses	1.79	%(e)	1.77%	1.77%	1.79%	1.79%	1.80%

Net investment income (loss)	4.34	%(e)	3.51%	2.75%	3.24%	3.64%	3.68%

Portfolio turnover rate	29	%(d)	42%	45%	49%	47%	51%

(a)	Calculation based on average shares outstanding.
(b)	Return assumes the reinvestment of all dividends and distributions at net asset value.
(c)	Does not reflect sales charges, which would reduce return.
(d)	Not annualized.
(e)	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class F
	For the Six Months Ended June 30, 2023		For the Year Ended December 31,
Per Share Operating Data:			2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.75		$14.11	$14.41	$14.28	$12.77	$14.16

Income (loss) from investment operations:

Net investment income (loss)(a)	0.31		0.57	0.54	0.59	0.64	0.64
Net realized and unrealized gain (loss)	(0.47)		(2.29)	(0.06)	0.29	1.63	(1.27)

Total from investment operations	(0.16)		(1.72)	0.48	0.88	2.27	(0.63)

Less dividends and distributions to shareholders from:

Net investment income	(0.34)		(0.62)	(0.58)	(0.60)	(0.65)	(0.70)
Net realized gain	—		(0.02)	(0.20)	(0.01)	(0.06)	(0.04)
Tax return of capital	—		—	—	(0.14)	(0.05)	(0.02)

Total dividends and distributions to shareholders	(0.34)		(0.64)	(0.78)	(0.75)	(0.76)	(0.76)

Net increase (decrease) in net asset value	(0.50)		(2.36)	(0.30)	0.13	1.51	(1.39)

Net asset value, end of period	$11.25		$11.75	$14.11	$14.41	$14.28	$12.77

Total return(b)	–1.39	%(c)	–12.31%	3.43%	6.60%	18.12%	–4.62%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$926.4		$1,335.2	$1,423.8	$1,509.9	$888.2	$560.0

Ratios to average daily net assets:

Expenses	0.79	%(d)	0.77%	0.77%	0.79%	0.79%	0.80%

Net investment income (loss)	5.31	%(d)	4.58%	3.74%	4.27%	4.64%	4.71%

Portfolio turnover rate	29	%(c)	42%	45%	49%	47%	51%

(a)	Calculation based on average shares outstanding.
(b)	Return assumes the reinvestment of all dividends and distributions at net asset value.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended June 30, 2023		For the Year Ended December 31,
Per Share Operating Data:			2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.75		$14.11	$14.41	$14.29	$12.78	$14.17

Income (loss) from investment operations:

Net investment income (loss)(a)	0.31		0.56	0.53	0.58	0.63	0.63
Net realized and unrealized gain (loss)	(0.47)		(2.29)	(0.05)	0.29	1.63	(1.27)

Total from investment operations	(0.16)		(1.73)	0.48	0.87	2.26	(0.64)

Less dividends and distributions to shareholders from:

Net investment income	(0.34)		(0.61)	(0.58)	(0.60)	(0.64)	(0.69)
Net realized gain	—		(0.02)	(0.20)	(0.01)	(0.06)	(0.04)
Tax return of capital	—		—	—	(0.14)	(0.05)	(0.02)

Total dividends and distributions to shareholders	(0.34)		(0.63)	(0.78)	(0.75)	(0.75)	(0.75)

Net increase (decrease) in net asset value	(0.50)		(2.36)	(0.30)	0.12	1.51	(1.39)

Net asset value, end of period	$11.25		$11.75	$14.11	$14.41	$14.29	$12.78

Total return(b)	–1.42	%(c)	–12.37%	3.37%	6.46%	18.05%	–4.66%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$5,421.3		$5,742.4	$9,634.8	$7,992.3	$6,389.4	$3,840.0

Ratios to average daily net assets:

Expenses (before expense reduction)	0.86	%(d)	0.84%	0.83%	0.85%	0.85%	0.86%

Expenses (net of expense reduction)	0.85	%(d)	0.84%	0.83%	0.85%	0.85%	0.85%

Net investment income (loss) (before expense reduction)	5.29	%(d)	4.42%	3.68%	4.18%	4.60%	4.61%

Net investment income (loss) (net of expense reduction)	5.30	%(d)	4.42%	3.68%	4.18%	4.60%	4.62%

Portfolio turnover rate	29	%(c)	42%	45%	49%	47%	51%

(a)	Calculation based on average shares outstanding.
(b)	Return assumes the reinvestment of all dividends and distributions at net asset value.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class R
	For the Six Months Ended June 30, 2023		For the Year Ended December 31,
Per Share Operating Data:			2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.73		$14.10	$14.40	$14.27	$12.77	$14.15

Income (loss) from investment operations:

Net investment income (loss)(a)	0.28		0.50	0.46	0.51	0.57	0.57
Net realized and unrealized gain (loss)	(0.46)		(2.29)	(0.05)	0.30	1.62	(1.26)

Total from investment operations	(0.18)		(1.79)	0.41	0.81	2.19	(0.69)

Less dividends and distributions to shareholders from:

Net investment income	(0.31)		(0.56)	(0.51)	(0.53)	(0.58)	(0.63)
Net realized gain	—		(0.02)	(0.20)	(0.01)	(0.06)	(0.04)
Tax return of capital	—		—	—	(0.14)	(0.05)	(0.02)

Total dividends and distributions to shareholders	(0.31)		(0.58)	(0.71)	(0.68)	(0.69)	(0.69)

Net increase (decrease) in net asset value	(0.49)		(2.37)	(0.30)	0.13	1.50	(1.38)

Net asset value, end of period	$11.24		$11.73	$14.10	$14.40	$14.27	$12.77

Total return(b)	–1.55	%(c)	–12.83%	2.91%	6.08%	17.46%	–5.03%

Ratios/Supplemental Data:

Net assets, end of period (in 000s)	$1,257.7		$1,278.3	$2,071.6	$2,862.1	$2,772.0	$2,320.8

Ratios to average daily net assets:

Expenses	1.29	%(d)	1.27%	1.27%	1.29%	1.29%	1.30%

Net investment income (loss)	4.86	%(d)	3.99%	3.24%	3.74%	4.15%	4.22%

Portfolio turnover rate	29	%(c)	42%	45%	49%	47%	51%

(a)	Calculation based on average shares outstanding.
(b)	Return assumes the reinvestment of all dividends and distributions at net asset value.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class Z
	For the Six Months Ended June 30, 2023		For the Year Ended December 31,
Per Share Operating Data:			2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.75		$14.12	$14.41	$14.29	$12.78	$14.16

Income (loss) from investment operations:

Net investment income (loss)(a)	0.31		0.57	0.54	0.60	0.65	0.64
Net realized and unrealized gain (loss)	(0.46)		(2.30)	(0.05)	0.27	1.62	(1.26)

Total from investment operations	(0.15)		(1.73)	0.49	0.87	2.27	(0.62)

Less dividends and distributions to shareholders from:

Net investment income	(0.34)		(0.62)	(0.58)	(0.60)	(0.65)	(0.70)
Net realized gain	—		(0.02)	(0.20)	(0.01)	(0.06)	(0.04)
Tax return of capital	—		—	—	(0.14)	(0.05)	(0.02)

Total dividends and distributions to shareholders	(0.34)		(0.64)	(0.78)	(0.75)	(0.76)	(0.76)

Net increase (decrease) in net asset value	(0.49)		(2.37)	(0.29)	0.12	1.51	(1.38)

Net asset value, end of period	$11.26		$11.75	$14.12	$14.41	$14.29	$12.78

Total return(b)	–1.30	%(c)	–12.37%	3.50%	6.52%	18.11%	–4.55%

Ratios/Supplemental Data:

Net assets, end of period (in 000s)	$22,129.9		$45,976.3	$64,194.6	$83,089.3	$10,582.9	$1,934.2

Ratios to average daily net assets:

Expenses	0.79%		0.77%	0.77%	0.79%	0.79%	0.80%

Net investment income (loss)	5.26	%(d)	4.53%	3.74%	4.32%	4.67%	4.76%

Portfolio turnover rate	29	%(c)	42%	45%	49%	47%	51%

(a)	Calculation based on average shares outstanding.
(b)	Return assumes the reinvestment of all dividends and distributions at net asset value.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Preferred Securities and Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on February 22, 2010 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The Fund’s investment objective is to seek total return through high current income and capital appreciation. The authorized shares of the Fund are divided into six classes designated Class A, C, F, I, R and Z shares. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic (ASC) 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over-the-Counter (OTC) option and total return swap contracts are valued based upon prices provided by a third-party pricing service or counterparty. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Board of Directors has designated the investment advisor as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment advisor is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of June 30, 2023 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Exchange-Traded Funds	$15,390,083	$—	$—	$15,390,083
Preferred Securities— Exchanged-Traded	1,069,131,946	—	—	1,069,131,946
Preferred Securities— Over-the-Counter	—	6,058,312,932	—	6,058,312,932
Short-Term Investments	—	188,604,553	—	188,604,553

Total Investments in Securities(a)	$1,084,522,029	$6,246,917,485	$—	$7,331,439,514

Total Return Swap Contracts	$—	$771,691	$—	$771,691
Forward Foreign Currency Exchange Contracts	—	279,594	—	279,594

Total Derivative Assets(a)	$—	$1,051,285	$—	$1,051,285

Interest Rate Swap Contracts	$—	$(4,924,732)	$—	$(4,924,732)
Forward Foreign Currency Exchange Contracts	—	(10,835,391)	—	(10,835,391)

Total Derivative Liabilities(a)	$—	$(15,760,123)	$—	$(15,760,123)

(a)	Portfolio holdings are disclosed individually on the Schedule of Investments.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any), currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices, currencies and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Interest Rate Swaption Contracts: The Fund may write or purchase interest rate swaptions, which are options to enter into a pre-defined swap agreement at a specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises the swaption. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Over-the-Counter Total Return Swap Contracts: In a total return swap, one party receives a periodic payment equal to the total return of a specified security, basket of securities, index, or other reference asset for a specified period of time. In return, the other party receives a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Fund bears the risk of loss in the event of nonperformance by the swap counterparty. Risks may also arise from unanticipated movements in the value of exchange rates, interest rates, securities, index, or other reference asset.

Centrally Cleared Interest Rate Swap Contracts: The Fund may enter into interest rate swaps which are intended to reduce interest rate risk. When entering into interest rate swaps, the Fund agrees to pay

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

or receive from the other party to the interest rate swap (which is known as the counterparty) a variable rate payment in exchange for the counterparty’s agreement to pay or receive from the Fund a fixed rate payment. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts in the Statement of Assets and Liabilities. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, in the Statement of Assets and Liabilities, and amortized or accreted over the life of the swap and recorded as realized gain (loss) in the Statement of Operations. Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2023, the investment advisor considers it likely that, a portion of the dividends will be reclassified to distributions from net realized gain and/or tax return of capital upon the final determination of the Fund’s taxable income after December 31, 2023, the Fund’s fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2023, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.70% of the average daily net assets of the Fund up to $8.5 billion and 0.65% of such assets in excess of $8.5 billion.

For the six months ended June 30, 2023 and through June 30, 2025, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.20% for Class A shares, 1.85% for Class C shares, 0.85% for Class F shares, 0.85% for Class I shares, 1.35% for Class R shares and 0.85% for Class Z shares. This contractual agreement can only be amended at any time by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor. For the six months ended June 30, 2023, fees waived and/or expenses reimbursed totaled $177,710.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.05% of the average daily net assets of the Fund. For the six months ended June 30, 2023, the Fund incurred $1,986,653 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted an amended distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily

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net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 3.75% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a maximum CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the six months ended June 30, 2023, the Fund has been advised that the distributor received $23,364, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $149 and $10,369 of CDSC relating to redemptions of Class A and Class C shares, respectively. The distributor has advised the Fund that proceeds from the CDSC on these classes will be used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund’s Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $27,469 for the six months ended June 30, 2023.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2023, totaled $2,279,031,801 and $3,018,842,121, respectively.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 4. Derivative Investments

The following tables present the value of derivatives held at June 30, 2023 and the effect of derivatives held during the six months ended June 30, 2023, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets			Liabilities
Derivatives	Location	Fair Value		Location	Fair Value
Interest Rate Risk:
Interest Rate Swap Contracts(a)	Receivable for variation margin on interest rate swap contracts	$(4,924,732	)(b)	—	$—

Credit Risk:
Total Return Swap Contracts— Over-the-Counter	Total return swap contracts, at value	771,691		—	—

Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts(c)	Unrealized appreciation	279,594		Unrealized depreciation	10,835,391

(a)	Not subject to a master netting agreement or another similar arrangement.

(b)

Amount represents the cumulative net depreciation on interest rate swap contracts as reported on the Schedule of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable from the broker.

(c)	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting agreement or another similar arrangement.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Foreign Currency
Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	$(3,573,719)	$(1,934,196)

Interest Rate Risk:
Interest Rate Swap Contracts	Net Realized and Unrealized Gain (Loss)	(202,206)	(1,448,284)

Equity Risk:
Purchased Option Contracts(a)	Net Realized and Unrealized Gain (Loss)	(2,001,114)	—

Credit Risk:
Total Return Swap Contracts	Net Realized and Unrealized Gain (Loss)	(1,246,152)	771,691

(a)	Purchased option contracts are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

At June 30, 2023, the Fund’s derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Credit Risk:
Total Return Swap Contracts	$771,691	$—

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received and pledged by the Fund, if any, as of June 30, 2023:

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivative Available for Offset	Collateral Received(a)	Net Amount of Derivative Assets(b)
BNP Paribas	$771,691	$—	$(410,000)	$361,691

(a)	Collateral received or pledged is limited to the net derivative asset or net derivative liability amounts. Actual collateral amounts received or pledged may be higher than amounts above.
(b)	Net amount represents the net receivable from the counterparty or net payable due to the counterparty in the event of default.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following summarizes the volume of the Fund’s option contracts, total return swap contracts, interest rate swap contracts and forward foreign currency exchange contracts activity for the six months ended June 30, 2023:

	Purchased Option Contracts(a)(b)	Total Return Swap Contracts(a)	Interest Rate Swap Contracts	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$68,719,095	$83,354,070	$251,428,571	$451,121,364

(a)

Average notional amounts represent the average for all months in which the Fund had option contracts and total return swap contracts outstanding. For purchased option contracts, this represents the period March 24, 2023 through March 30, 2023 and for total return swap contracts, this represents the period April 28, 2023 through June 30, 2023.

(b)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.

Note 5. Income Tax Information

As of June 30, 2023, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$8,174,699,303

Gross unrealized appreciation on investments	$28,733,223
Gross unrealized depreciation on investments	(886,701,850)

Net unrealized appreciation (depreciation) on investments	$(857,968,627)

As of December 31, 2022, the Fund has a net capital loss carryforward of $527,370,459 which may be used to offset future capital gains. The loss is comprised of $224,380,637 of short-term capital loss carryover and $302,989,822 of long-term capital loss carryover, which under current federal income tax rules, may offset capital gains recognized in any future period.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 6. Capital Stock

The Fund is authorized to issue 2.2 billion shares of capital stock, at a par value of $0.001 per share, classified in six classes as follows: 200 million of Class A capital stock, 200 million of Class C capital stock, 200 million of Class F capital stock, 1.2 billion of Class I capital stock, 200 million of Class R capital stock and 200 million of Class Z capital stock. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. With the exception of Class C shares held through certain intermediaries, Class C shares will automatically convert into Class A shares on a monthly basis approximately eight years after the original date of purchase. Transactions in Fund shares were as follows:

	For the Six Months Ended June 30, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class A:
Sold	10,387,093	$120,101,009	21,572,837	$269,520,440
Issued as reinvestment of dividends and distributions	1,480,551	17,107,436	2,917,986	36,088,070
Redeemed	(22,508,346)	(260,433,963)	(32,598,673)	(405,046,038)

Net increase (decrease)	(10,640,702)	$(123,225,518)	(8,107,850)	$(99,437,528)

Class C:
Sold	1,134,040	$13,263,643	2,425,599	$30,125,132
Issued as reinvestment of dividends and distributions	529,761	6,077,814	1,069,502	13,177,368
Redeemed	(4,391,734)	(50,232,480)	(11,460,025)	(141,274,894)

Net increase (decrease)	(2,727,933)	$(30,891,023)	(7,964,924)	$(97,972,394)

Class F:
Sold	16,110,282	$190,368,502	66,718,401	$837,449,567
Issued as reinvestment of dividends and distributions	2,255,802	26,302,028	4,215,723	51,998,803
Redeemed	(49,703,160)	(568,614,520)	(58,160,951)	(722,057,426)

Net increase (decrease)	(31,337,076)	$(351,943,990)	12,773,173	$167,390,944

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class I:
Sold	120,068,517	$1,396,818,217	228,658,977	$2,867,479,928
Issued as reinvestment of dividends and distributions	10,839,580	125,569,332	21,888,862	272,713,953
Redeemed	(137,938,260)	(1,582,771,138)	(444,443,097)	(5,599,788,056)

Net increase (decrease)	(7,030,163)	$(60,383,589)	(193,895,258)	$(2,459,594,175)

Class R:
Sold	1,290	$14,798	2,400	$30,337
Issued as reinvestment of dividends and distributions	2,993	34,578	6,004	74,664
Redeemed	(1,328)	(15,149)	(46,421)	(571,141)

Net increase (decrease)	2,955	$34,227	(38,017)	$(466,140)

Class Z:
Sold	467,425	$5,576,507	688,450	$8,623,906
Issued as reinvestment of dividends and distributions	73,828	869,473	217,450	2,699,128
Redeemed	(2,488,325)	(27,636,221)	(1,541,040)	(18,691,709)

Net increase (decrease)	(1,947,072)	$(21,190,241)	(635,140)	$(7,368,675)

Note 7. Other Risks

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security (potentially to zero) under such circumstances. In March 2023, a Swiss regulator required a write-down of outstanding CoCos to zero notwithstanding the fact that the equity shares continued to exist and have economic value. It is currently unclear whether regulators of issuers in other jurisdictions will take similar actions. Notwithstanding these risks, the Fund intends to continue to invest in CoCos issued by Swiss companies and by companies in other jurisdictions. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment-grade securities. Finally, CoCo issuers can, at their discretion, suspend dividend distributions on their CoCo securities and are more likely to do so in response to negative economic conditions and/or government regulation. Omitted distributions are typically non-cumulative and will not be paid on a future date. Any omitted distribution may negatively impact the returns or distribution rate of the Fund.

Credit and Below-Investment-Grade Securities Risk: Preferred securities may be rated below investment grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Concentration Risk: Because the Fund invests at least 25% of its net assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including the bank, diversified financials, real estate (including REITs) and insurance industries. To the extent that the Fund focuses its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications, the Fund will be subject to the risks associated with these particular sectors and industries. These sectors and industries may be adversely affected by, among others, changes in government regulation, world events and economic conditions.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of the Fund to meet redemption requests within required time periods. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.

Derivatives and Hedging Transactions Risk: The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Options Risk: Gains on options transactions depend on the investment advisor’s ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange.

Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war (including Russia’s military invasion of Ukraine), terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics or pandemics, such as that caused by COVID-19, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and may continue to contribute to, market volatility, inflation and systemic economic weakness. COVID-19 and efforts to contain its spread may also exacerbate other pre-existing political, social, economic, market and financial risks. In addition, the U.S. government and other central banks across Europe, Asia, and elsewhere announced and/or adopted economic relief packages in response to COVID-19. The end of any such program could cause market downturns, disruptions and volatility, particularly if markets view the ending as premature. The U.S. federal government ended the COVID-19 public health emergency declaration on May 11, 2023; however, the effects of the COVID-19 pandemic are expected to continue and the risk that new variants of COVID-19 may emerge remains. Therefore the economic outlook, particularly for certain industries and businesses, remains inherently uncertain.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. The EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU (TCA), provisionally went into effect on January 1, 2021, and entered into force officially on May 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Brexit has resulted in volatility in European and global markets and

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

could have negative long-term impacts on financial markets in the UK and throughout Europe. There is still considerable uncertainty relating to the potential consequences of the exit, how the negotiations for new trade agreements will be conducted, and whether the UK’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on the UK, European and broader global economies, could be significant, potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.

On February 24, 2022, Russia launched a large-scale invasion of Ukraine significantly amplifying already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity. To the extent the Fund has exposure to the energy sector, the Fund may be especially susceptible to these risks. Furthermore, in March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system. These disruptions may also make it difficult to value the Fund’s portfolio investments and cause certain of the Fund’s investments to become illiquid. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission’s (SEC) final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition to Rule 18f-4, which governs the way derivatives are used by registered investment companies, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

LIBOR Risk: Many financial instruments are tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. The Head of the UK Financial Conduct Authority the (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA) ceased publication of most LIBOR settings at the end of 2021 and the IBA ceased publication of a majority of U.S. dollar LIBOR settings after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate (SOFR) for U.S. dollar LIBOR and the Sterling Overnight Index Average Rate for GBP LIBOR). Other countries are introducing their own local-currency-denominated alternative reference rates for short-term lending and global consensus on alternative rates is lacking.

In March 2022, the U.S. federal government enacted the Adjustable Interest Rate (LIBOR) Act (the LIBOR Act) to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined and practicable replacement benchmark rate as described in the LIBOR Act. Generally, for contracts that do not contain clear and practicable fallback provisions as described in the LIBOR Act, a benchmark replacement recommended by the Federal Reserve Board will effectively replace the U.S. dollar LIBOR benchmark after June 30, 2023. The recommended benchmark replacement will be based on SOFR, which is published by the Federal Reserve Bank of New York, and will include certain spread adjustments and benchmark replacement conforming changes. On December 16, 2022, the Federal Reserve Board adopted a final rule that implements the LIBOR Act. The final rule restates safe harbor protections contained in the LIBOR Act for selection or use of the replacement benchmark rate selected by the Federal Reserve Board. Consistent with the LIBOR Act, the final rule is also intended to ensure that LIBOR contracts adopting a benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following LIBOR’s replacement.

The transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be a less effective substitute resulting in prolonged adverse market conditions for the Fund.

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 9. New Accounting Pronouncement

In January 2021, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2021-01 (ASU 2021-01), “Reference Rate Reform (Topic 848)”. Additionally, in December 2022, the FASB issued Accounting Standards Update No. 2022-06 (ASU 2022-06), “Reference Rate Reform (Topic 848)”. ASU 2022-06 and ASU 2021-01 are updates to ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, and the reference rate reform initiatives regulators have undertaken to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The ASU 2022-06 update extends the period of time preparers can use the reference rate reform relief guidance by two years. ASU 2022-06 defers the sunset date of Topic 848 from December 31, 2022 to December 31, 2024, after which entities will no longer be permitted to apply the relief in Topic 848. The amendments in these updates are effective immediately through December 31, 2024, for all entities. Management does not expect ASU 2021-01 or ASU 2022-06 to have a material impact on the financial statements.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2023 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the U.S. Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and realized gains are a return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment advisory agreement (the Advisory Agreement), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Advisory Agreement was discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 6, 2023 and at meetings of the full Board of Directors held on March 14, 2023 and June 13, 2023. The Independent Directors, in their capacity as the Contract Review Committee, also discussed the Advisory Agreement in executive session on June 13, 2023. At the meeting of the full Board of Directors on June 13, 2023, the Advisory Agreement was unanimously continued for a term ending June 30, 2024 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive session.

In considering whether to continue the Advisory Agreement, the Board of Directors reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment advisor (the Investment Advisor); and a memorandum from counsel to the Independent Directors outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board of Directors also considered information provided by the Investment Advisor in response to a request for information submitted by counsel to the Independent Directors, on behalf of the Independent Directors, as well as information provided by the Investment Advisor in response to a supplemental request. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board of Directors reviewed the services that the Investment Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Advisor’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Advisor’s ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark and relevant linked blended benchmark during the period. The Board of Directors noted that the Fund outperformed the Peer Group median for the ten-year period ended March 31, 2023, ranking one out of five peers. The Board of Directors took into account that the Fund was in-line with the Peer Group median for the five-year period and underperformed the Peer Group median for the one- and three-year periods ended March 31, 2023, ranking five out of six peers for each. The Board of Directors considered that the Fund outperformed the relevant benchmark for the three- and ten-year periods and underperformed for the one- and five-year periods ended March 31, 2023. The Board of Directors also considered the performance compared to a relevant linked blended benchmark and the Fund outperformed the relevant linked blended benchmark for the three- and ten-year periods and underperformed for the one- and five-year periods ended March 31, 2023. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund’s performance during the period. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance and the Investment Advisor’s performance in managing similarly managed funds and accounts. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Advisory Agreement.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: The Board of Directors considered the contractual and actual management fees paid by the Fund as well as the Fund’s total expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund’s actual management fee was in line with the Peer Group median, ranking four out of six peers. The Board of Directors also noted that the Fund’s total expense ratio was higher than the Peer Group median, ranking five out of six peers. The Board of Directors considered that the Investment Advisor has contractually agreed to waive a portion of its fees and/or reimburse expenses to limit the overall operating expenses of the Fund. The Board of Directors noted that the Fund has a breakpoint of 0.05% on assets under management over $8.5 billion; however, the reduced fee is not currently applicable due to the size of the Fund. In light of all the considerations above, the Board of Directors concluded that the Fund’s current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor’s profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors noted that the Investment Advisor has contractually agreed to waive a portion of its fee and/or reimburse expenses to limit the overall operating expenses of the Fund. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Advisor receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Advisor continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Advisor and the associated administration fee paid to the Investment Advisor for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor’s fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that the Fund’s advisory fee schedule contains a breakpoint of 0.05% on assets under management over $8.5 billion and, as discussed above, the Investment Advisor has contractually agreed to waive a portion of its fee and/or reimburse expenses to limit the overall operating expenses of the Fund. In light of the considerations above, the Board of Directors determined that economies of scale are being shared with shareholders and will continue to be shared with shareholders, concluding that the Fund’s expense structure was satisfactory. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Advisor continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreement to those under other investment advisory contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered and fees paid under the Advisory

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Agreement to fees paid, including the ranges of such fees, under the Investment Advisor’s other fund advisory agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Advisor provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule), the Fund has adopted and implemented a liquidity risk management program (the Program). The Liquidity Rule requires an open-end investment company to adopt a program that is reasonably designed to assess and manage its liquidity risk, which is the risk that an open-end investment company could not meet redemption requests without significant dilution of remaining investors’ interests in the open-end investment company. The Board has designated Cohen & Steers Capital Management, Inc. (the Investment Advisor) as the administrator of the Program. The Investment Advisor has delegated this responsibility to the Liquidity Risk Management Committee (the LRM Committee), which is comprised of representatives from various departments within the Investment Advisor. The Program includes policies and procedures reasonably designed to: (1) assess, manage, and periodically review the Fund’s liquidity risk; (2) classify the Fund’s portfolio investments as highly liquid, moderately liquid, less liquid, or illiquid; (3) determine a highly liquid investment minimum (HLIM) for the Fund or determine that one is not required; (4) limit the Fund’s illiquid investments to no more than 15% of its net assets; and (5) establish how and when the Fund will engage in in-kind redemptions.

The Board met on June 13, 2023 (the Meeting) to review the Program. At the Meeting, the LRM Committee provided the Board with a report that addressed the operation of the Program, including its implementation and effectiveness in assessing and managing the Fund’s liquidity risk (the Report). The Report covered the period from April 1, 2022 through March 31, 2023 (the Reporting Period).

The Report described the LRM Committee’s role in administering the Program, which complied with the Liquidity Rule requirements for assessing, managing and reviewing the Fund’s liquidity risk through the LRM Committee’s daily monitoring and quarterly analysis of liquidity parameters which include historical net redemption activity and consideration of the Fund’s shareholder ownership concentration, as applicable. The Report noted that the Fund’s investments are categorized into one of four liquidity buckets: highly liquid, moderately liquid, less liquid and illiquid. Liquidity classifications take into account a variety of market, trading, and investment factors, including the Fund’s reasonably anticipated trade size. The Investment Advisor has engaged a third-party vendor to assist with the classification of portfolio investments. The Report also described the LRM Committee’s determination that the Fund is a primarily highly liquid fund under the Liquidity Rule.

The Report noted that there were no liquidity events during the Reporting Period that materially impacted the Fund’s ability to timely meet redemptions without significantly diluting remaining shareholders’ interests. The Report concluded that the Program is operating as intended, effective in implementing the requirements of the Liquidity Rule and reasonably designed to assess and manage the Fund’s liquidity risk.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Singapore Private Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS

PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS

LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director, Chair and Vice President

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Treasurer and Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer

and Vice President

William F. Scapell

Vice President

Elaine Zaharis-Nikas

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114-2016

Transfer Agent

SS&C GIDS, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

NASDAQ Symbol:	Class A—CPXAX
Class C—CPXCX
Class F—CPXFX
Class I—CPXIX
Class R—CPRRX
Class Z—CPXZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Preferred Securities and Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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Cohen & Steers

Preferred

Securities and

Income Fund

Semiannual Report June 30, 2023

CPXAXSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

Date: September 1, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj Title: Principal Financial Officer (Treasurer and Chief Financial Officer)

Date: September 1, 2023